Exhibit 99.1
Netflix, Inc.
Consolidated Statements of Operations
(unaudited)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
As Previously Reported
Revenues	$1,957,736	$2,105,204	$2,290,188	$2,477,541	$8,830,669
Cost of revenues	1,369,540	1,473,098	1,532,844	1,654,419	6,029,901
Marketing	208,010	216,029	282,043	284,996	991,078
Technology and development	203,508	207,300	216,099	225,191	852,098
General and administrative	127,225	138,407	153,166	159,001	577,799
Operating income	$49,453	$70,370	$106,036	$153,934	$379,793

Reclassifications
Revenues	$—	$—	$—	$—	$—
Cost of revenues	49,041	52,299	60,924	65,297	227,561
Marketing	23,455	24,561	28,974	29,451	106,441
Technology and development	(16,898)	(17,096)	(18,593)	(19,279)	(71,866)
General and administrative	(55,598)	(59,764)	(71,305)	(75,469)	(262,136)
Operating income	$—	$—	$—	$—	$—

As Revised
Revenues	$1,957,736	$2,105,204	$2,290,188	$2,477,541	$8,830,669
Cost of revenues	1,418,581	1,525,397	1,593,768	1,719,716	6,257,462
Marketing	231,465	240,590	311,017	314,447	1,097,519
Technology and development	186,610	190,204	197,506	205,912	780,232
General and administrative	71,627	78,643	81,861	83,532	315,663
Operating income	$49,453	$70,370	$106,036	$153,934	$379,793

1

Netflix, Inc.
Consolidated Statements of Operations
(unaudited)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
As Previously Reported
Revenues	$2,636,635	$2,785,464	$2,984,859	$3,285,755	$11,692,713
Cost of revenues	1,657,024	1,902,308	1,992,980	2,107,354	7,659,666
Marketing	271,270	274,323	312,490	419,939	1,278,022
Technology and development	257,108	267,083	255,236	273,351	1,052,778
General and administrative	194,291	213,943	215,526	239,808	863,568
Operating income	$256,942	$127,807	$208,627	$245,303	$838,679

Reclassifications
Revenues	$—	$—	$—	$—	$—
Cost of revenues	83,707	89,388	93,259	106,980	373,334
Marketing	34,878	36,837	39,956	46,588	158,259
Technology and development	(23,237)	(24,599)	(25,013)	(26,219)	(99,068)
General and administrative	(95,348)	(101,626)	(108,202)	(127,349)	(432,525)
Operating income	$—	$—	$—	$—	$—

As Revised
Revenues	$2,636,635	$2,785,464	$2,984,859	$3,285,755	$11,692,713
Cost of revenues	1,740,731	1,991,696	2,086,239	2,214,334	8,033,000
Marketing	306,148	311,160	352,446	466,527	1,436,281
Technology and development	233,871	242,484	230,223	247,132	953,710
General and administrative	98,943	112,317	107,324	112,459	431,043
Operating income	$256,942	$127,807	$208,627	$245,303	$838,679

2

Netflix, Inc.
Consolidated Statements of Operations
(unaudited)
(in thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
As Previously Reported
Revenues	$3,700,856	$3,907,270	$3,999,374	$11,607,500
Cost of revenues	2,196,075	2,289,867	2,412,346	6,898,288
Marketing	479,222	526,780	435,269	1,441,271
Technology and development	300,730	317,213	327,026	944,969
General and administrative	278,251	311,197	344,065	933,513
Operating income	$446,578	$462,213	$480,668	$1,389,459

Reclassifications
Revenues	$—	$—	$—	$—
Cost of revenues	104,504	112,564	118,782	335,850
Marketing	57,555	65,227	75,061	197,843
Technology and development	(18,420)	(18,118)	(18,406)	(54,944)
General and administrative	(143,639)	(159,673)	(175,437)	(478,749)
Operating income	$—	$—	$—	$—

As Revised
Revenues	$3,700,856	$3,907,270	$3,999,374	$11,607,500
Cost of revenues	2,300,579	2,402,431	2,531,128	7,234,138
Marketing	536,777	592,007	510,330	1,639,114
Technology and development	282,310	299,095	308,620	890,025
General and administrative	134,612	151,524	168,628	454,764
Operating income	$446,578	$462,213	$480,668	$1,389,459

3

Netflix, Inc.
Domestic Streaming Segment Results
(unaudited)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
As Previously Reported
Revenues	$1,161,241	$1,208,271	$1,304,333	$1,403,462	$5,077,307
Cost of revenues	666,546	707,106	720,658	761,479	2,855,789
Marketing	81,942	86,806	108,495	105,589	382,832
Contribution profit	$412,753	$414,359	$475,180	$536,394	$1,838,686
Contribution margin	35.5%	34.3%	36.4%	38.2%	36.2%

Reclassifications
Revenues	$—	$—	$—	$—	$—
Cost of revenues	21,210	22,293	25,562	27,119	96,184
Marketing	6,632	6,945	8,192	8,327	30,096
Contribution profit	$(27,842)	$(29,238)	$(33,754)	$(35,446)	$(126,280)

As Revised
Revenues	$1,161,241	$1,208,271	$1,304,333	$1,403,462	$5,077,307
Cost of revenues	687,756	729,399	746,220	788,598	2,951,973
Marketing	88,574	93,751	116,687	113,916	412,928
Contribution profit	$384,911	$385,121	$441,426	$500,948	$1,712,406
Contribution margin	33.1%	31.9%	33.8%	35.7%	33.7%

Netflix, Inc.
Domestic Streaming Segment Results
(unaudited)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
As Previously Reported
Revenues	$1,470,042	$1,505,499	$1,547,210	$1,630,274	$6,153,025
Cost of revenues	749,488	831,962	864,408	873,372	3,319,230
Marketing	115,038	113,608	128,901	195,784	553,331
Contribution profit	$605,516	$559,929	$553,901	$561,118	$2,280,464
Contribution margin	41.2%	37.2%	35.8%	34.4%	37.1%

Reclassifications
Revenues	$—	$—	$—	$—	$—
Cost of revenues	34,466	36,568	37,867	42,728	151,629
Marketing	11,215	11,295	12,632	15,273	50,415
Contribution profit	$(45,681)	$(47,863)	$(50,499)	$(58,001)	$(202,044)

As Revised
Revenues	$1,470,042	$1,505,499	$1,547,210	$1,630,274	$6,153,025
Cost of revenues	783,954	868,530	902,275	916,100	3,470,859
Marketing	126,253	124,903	141,533	211,057	603,746
Contribution profit	$559,835	$512,066	$503,402	$503,117	$2,078,420
Contribution margin	38.1%	34.0%	32.5%	30.9%	33.8%
Netflix, Inc.
Domestic Streaming Segment Results
(unaudited)
(in thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
As Previously Reported
Revenues	$1,820,019	$1,893,222	$1,937,314	$5,650,555
Cost of revenues	894,873	925,703	991,823	2,812,399
Marketing	228,022	227,961	183,521	639,504
Contribution profit	$697,124	$739,558	$761,970	$2,198,652
Contribution margin	38.3%	39.1%	39.3%	38.9%

Reclassifications
Revenues	$—	$—	$—	$—
Cost of revenues	41,607	44,292	46,650	132,549
Marketing	22,697	23,337	27,074	73,108
Contribution profit	$(64,304)	$(67,629)	$(73,724)	$(205,657)

As Revised
Revenues	$1,820,019	$1,893,222	$1,937,314	$5,650,555
Cost of revenues	936,480	969,995	1,038,473	2,944,948
Marketing	250,719	251,298	210,595	712,612
Contribution profit	$632,820	$671,929	$688,246	$1,992,995
Contribution margin	34.8%	35.5%	35.5%	35.3%

4

Netflix, Inc.
International Streaming Segment Results
(unaudited)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
As Previously Reported
Revenues	$651,748	$758,201	$853,480	$947,666	$3,211,095
Cost of revenues	629,899	698,162	748,515	834,794	2,911,370
Marketing	126,068	129,223	173,548	179,407	608,246
Contribution profit (loss)	$(104,219)	$(69,184)	$(68,583)	$(66,535)	$(308,521)
Contribution margin	(16.0)%	(9.1)%	(8.0)%	(7.0)%	(9.6)%

Reclassifications
Revenues	$—	$—	$—	$—	$—
Cost of revenues	27,831	30,006	35,362	38,178	131,377
Marketing	16,823	17,616	20,782	21,124	76,345
Contribution profit (loss)	$(44,654)	$(47,622)	$(56,144)	$(59,302)	$(207,722)

As Revised
Revenues	$651,748	$758,201	$853,480	$947,666	$3,211,095
Cost of revenues	657,730	728,168	783,877	872,972	3,042,747
Marketing	142,891	146,839	194,330	200,531	684,591
Contribution profit (loss)	$(148,873)	$(116,806)	$(124,727)	$(125,837)	$(516,243)
Contribution margin	(22.8)%	(15.4)%	(14.6)%	(13.3)%	(16.1)%

5

Netflix, Inc.
International Streaming Segment Results
(unaudited)
(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
As Previously Reported
Revenues	$1,046,199	$1,165,228	$1,327,435	$1,550,329	$5,089,191
Cost of revenues	847,317	1,017,612	1,081,485	1,191,497	4,137,911
Marketing	156,232	160,715	183,589	224,155	724,691
Contribution profit (loss)	$42,650	$(13,099)	$62,361	$134,677	$226,589
Contribution margin	4.1%	(1.1)%	4.7%	8.7%	4.5%

Reclassifications
Revenues	$—	$—	$—	$—	$—
Cost of revenues	49,241	52,820	55,392	64,252	221,705
Marketing	23,663	25,542	27,324	31,315	107,844
Contribution profit (loss)	$(72,904)	$(78,362)	$(82,716)	$(95,567)	$(329,549)

As Revised
Revenues	$1,046,199	$1,165,228	$1,327,435	$1,550,329	$5,089,191
Cost of revenues	896,558	1,070,432	1,136,877	1,255,749	4,359,616
Marketing	179,895	186,257	210,913	255,470	832,535
Contribution profit (loss)	$(30,254)	$(91,461)	$(20,355)	$39,110	$(102,960)
Contribution margin	(2.9)%	(7.8)%	(1.5)%	2.5%	(2.0)%

6

Netflix, Inc.
International Streaming Segment Results
(unaudited)
(in thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
As Previously Reported
Revenues	$1,782,086	$1,921,144	$1,973,283	$5,676,513
Cost of revenues	1,258,809	1,324,240	1,383,422	3,966,471
Marketing	251,200	298,819	251,748	801,767
Contribution profit	$272,077	$298,085	$338,113	$908,275
Contribution margin	15.3%	15.5%	17.1%	16.0%

Reclassifications
Revenues	$—	$—	$—	$—
Cost of revenues	62,897	68,272	72,132	203,301
Marketing	34,858	41,890	47,987	124,735
Contribution profit	$(97,755)	$(110,162)	$(120,119)	$(328,036)

As Revised
Revenues	$1,782,086	$1,921,144	$1,973,283	$5,676,513
Cost of revenues	1,321,706	1,392,512	1,455,554	4,169,772
Marketing	286,058	340,709	299,735	926,502
Contribution profit	$174,322	$187,923	$217,994	$580,239
Contribution margin	9.8%	9.8%	11.0%	10.2%

7